                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                                EXCHANGE ACT OF 1934

                          DATE OF REPORT:  October 20, 1998

                             --------------------------


                                    YAHOO! INC.
              (Exact name of registrant as specified in its charter)

                                      0-26822
                              (Commission File Number)

             CALIFORNIA                               77-0398689
     (State or other jurisdiction of    (I.R.S. Employer Identification No.)
     incorporation or organization)

                              3420 CENTRAL EXPRESSWAY
                           SANTA CLARA, CALIFORNIA 95051
              (Address of principal executive offices, with zip code)

                                   (408) 731-3300
               (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On October 9, 1998, Yahoo! Inc., a California corporation ("Yahoo!"), entered into an Agreement and Plan of Merger ("Agreement") by and among Yahoo!, YO Acquisition Corporation, a wholly-owned subsidiary of Yahoo!, and Yoyodyne Entertainment, Inc., a Delaware corporation ("Yoyodyne") and privately held, direct marketing services company. Pursuant to the Agreement, on October 20, 1998 all outstanding shares of Yoyodyne capital stock were converted into 234,460 shares of Yahoo! Common Stock, and options and warrants to purchase Yoyodyne capital stock were converted into options and warrants to purchase 46,162 shares of Yahoo! Common Stock. All outstanding options to purchase Yoyodyne stock will be assumed by Yahoo! and converted into options to purchase Yahoo! Common Stock, and all outstanding warrants to purchase Yoyodyne stock will be assumed by Yahoo! and converted into warrants to purchase Yahoo! Common Stock. The merger will be accounted for as a pooling of interests.

     Yahoo! will file a registration statement on Form S-3 with the Securities and Exchange Commission to permit the resale of the outstanding shares issued in the Merger and shares issuable upon exercise of warrants assumed in the Merger. Yahoo! also will file a registration statement on Form S-8 with the Securities and Exchange Commission with respect to the issuance of shares upon exercise of options assumed in the Merger.

     Under the terms of the Agreement and a related Escrow Agreement dated October 9, 1998, a total of 23,445 shares of Yahoo!'s Common Stock will be held in escrow for the purpose of indemnifying Yahoo! against certain liabilities of Yoyodyne. Such escrow will terminate upon the earlier of October 20, 1999 or the issuance of Yahoo!'s auditor's opinion for the financial statements for Yahoo! and its subsidiaries for the fiscal year ending December 31, 1998.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

          2.1 Agreement and Plan of Merger dated as of October 9, 1998, by and among Yahoo! Inc., YO Acquisition Corporation, and Yoyodyne Entertainment, Inc.

          2.2 Amendment to the Agreement and Plan of Merger dated as of October 19, 1998, by and among Yahoo! Inc., YO Acquisition Corporation, and Yoyodyne Entertainment, Inc.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              YAHOO! INC.


Date: October 23, 1998        By:  /s/ GARY VALENZUELA
                                   -----------------------------
                                   Gary Valenzuela
                                   Senior Vice President, Finance and
                                   Administration, and Chief Financial Officer

                                   YAHOO! INC.

                                 INDEX TO EXHIBITS


EXHIBIT NUMBER      DESCRIPTION

     2.1 Agreement and Plan of Merger dated as of October 9, 1998, by and among Yahoo! Inc., YO Acquisition Corporation, and Yoyodyne Entertainment, Inc.

     2.2 Amendment to the Agreement and Plan of Merger dated as of October 19, 1998, by and among Yahoo! Inc., YO Acquisition Corporation, and Yoyodyne Entertainment, Inc.